UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): April 25, 2012

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary
(Percent change.  Trailing 3-month average versus prior year.)

	January ‘12	February ‘12	March ‘12
Process Management	+5 to +10	+10	+10 to +15
Industrial Automation	0 to +5	0 to +5	0
Network Power	-5 to 0	0 to +5	-5 to 0
Climate Technologies	-15	-15 to -10	-10
Commercial & Residential Solutions	+5 to +10	+5 to +10	+5 to +10
Total Emerson	0	0 to +5	0 to +5

March 2012 Orders Comments:

Emerson trailing three-month order trends reflected modest growth over the prior year led by strength in Process Management and Commercial & Residential Solutions.  Results in Network Power were mixed, while weakness continued in Climate Technologies but trends improved.  Excluding the impact of currency, which deducted 2 percentage points, underlying orders grew at the highest rate since November 2011.  Backlog remains 10 to 15 percent higher than the prior year.

Process Management orders growth accelerated on continued strong oil and gas investment in all geographies, as well as solid chemical end market demand in the U.S.  High global energy prices continue to provide a favorable environment for aggressive investment.  Currency exchange rates deducted 4 percentage points.  Backlog conversion progressed and will continue through the year.

Industrial Automation underlying order trends remained stable excluding currency, which deducted 3 percentage points.  Beyond Europe, in which weakness continued, capital goods end markets reflected steady demand and trends are expected to improve.

Orders declined modestly in Network Power, as results remained mixed across geographies and businesses.  Persisting weakness in telecommunications and information technology end markets coupled with product line rationalization resulted in negative order growth in the embedded computing and power business.  The network power systems business returned to growth, despite weakness in Europe and in the energy systems and infrastructure management businesses, as Asia and Latin America orders grew robustly.

Order trends in Climate Technologies remained soft, but improved with mixed results across end markets.  Europe orders were weak due to the challenging economic environment.  Asia returned to modest growth for the first time since October 2011, and orders growth in the global refrigeration business was strong.  Trailing three-month orders in the U.S. air conditioning business remained soft but the month of March was flat, reflecting sequential improvement.  Weakness continued in the temperature controls and sensors businesses.

Commercial & Residential Solutions order trends remained strong, led by solid growth in the storage and professional tools businesses on continued U.S. commercial construction end market demand.

Upcoming Investor Events:

On Tuesday, May 1, 2012, Emerson will issue the Company’s second quarter 2012 results.  Management will discuss the results during a conference call at 2:00 p.m. ET (1:00 p.m. CT) the same day.  Interested parties may listen to the live conference call via the Internet by visiting Emerson’s website at www.Emerson.com/financial and completing a brief registration form.  A replay of the conference call will remain available for approximately three months after the call.

On Wednesday, May 23, 2012, Emerson Chairman and Chief Executive Officer David N. Farr will present at the Electrical Products Group Conference in Longboat Key, Florida, at 10:00 a.m. ET.  The presentation will be posted at the time of the event on Emerson’s website at www.Emerson.com/financial and remain available for approximately three months after the event.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: April 25, 2012	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary